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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   MAY 2, 2001
                           Date of Filing of Form 8-K

                                 APRIL 30, 2001
                Date of Report (Date of Earliest Event Reported)

                          OUTSOURCE INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

         FLORIDA                        000-23147                65-0675628
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                           1690 SOUTH CONGRESS AVENUE
                           DELRAY BEACH, FLORIDA 33445
                    (Address of Principal Executive Offices)

                                 (561) 454-3500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5.  OTHER EVENTS.

Effective April 30, 2001, the Company and its subsidiaries entered into a Third Amendment to its Financing Agreement with its senior lenders, Ableco Finance LLC and the CIT Group. The Third Amendment: extends the date for the initial installment on the Company's Term Loan A to May 30, 2001; provides that the Company retain a consultant to assist in exploring strategic alternatives; and provides that the Company make certain financial information available to the lenders.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

EXHIBIT NO.   DESCRIPTION
-----------   -----------

  99.1        Third Amendment to Financing Agreement, dated as of April 30, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         OUTSOURCE INTERNATIONAL, INC.

                                         /s/ GARRY E. MEIER
                                         -------------------------------------
                                         Name:  Garry E. Meier
                                         Title: President

Date:  May 2, 2001


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